SECURITY AGREEMENT

                            (Negotiable Collateral)


      For value received, the undersigned ("Debtor") assigns, transfers, delivers, and pledges to Comerica Bank, a Michigan banking corporation, whose address is 100 Renaissance Center, Detroit, Michigan 48243 ("Bank"), a continuing security interest in (a) the following securities, stocks, bonds, notes, instruments, documents of title, and/or other property; (b) interest, dividends, increase, profits, new securities or other increments, distributions or rights of any kind received on account of this property; (c) Debtor's Property in Possession of Bank; and (d) all property substituted therefor or for any part thereof, all records (including computer software) pertaining thereto and all rights, products or Proceeds thereof (whether cash or non-cash Proceeds) resulting from any sale or exchange or transfer thereof or arising by virtue of ownership thereof (such as, but not limited to, the rights to additional or other securities or property upon any corporate reorganization, merger, consolidation, liquidation, or dissolution, offering of stock rights, stock split or stock or liquidating dividend or the rights to any goods evidenced by such property or insurance proceeds with respect thereto), and all subscription, voting, and preferential rights:


      1,660,000 shares of the common stock of Williams Controls, Inc.

      1,864,000 shares of the common stock of Ajay Sports, Inc.


to secure payment of any and all sums, indebtedness and liabilities of any and every kind now owing or later to become due to the Bank from Enercorp, Inc. ("Borrower") and Debtor or any or all of them during the term of this Agreement, however created, incurred, evidenced, acquired or arising, whether under any note(s), guaranty(ies), letter of credit agreement(s), evidence(s) of indebtedness or under any other instrument, obligation, guaranty, contract or agreement or dealing of any and every kind now existing or later entered into between the Debtor or the Borrower and the Bank, or otherwise, and whether direct, indirect, primary, secondary, fixed, contingent, joint or several, due or to become due, together with interest and charges, and including, without limit, all present and future indebtedness or obligations of third parties to the Bank which is guaranteed by the Debtor or the Borrower or any or all of them and the present or future indebtedness originally owing by the Debtor or the Borrower or any or all of them to third parties and assigned by third parties to the Bank, and any and all renewals, extensions or modifications of any of them (the "Indebtedness").

1.    Definitions. As used in this Agreement:

      1.1 "Collateral" means any and all property of Debtor in which Bank now has or by this Agreement now or later acquires a security interest.



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                                      4

      1.2 "Debtor's Property in Possession of Bank" means goods, instruments, documents, policies and certificates of insurance, deposits, money or other property now owned or later acquired by Debtor or in which Debtor now has or later acquires an interest and which are now or later in possession of Bank, or as to which Bank now or later controls possession by documents or otherwise.

      1.3 "Environmental Law" means any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment, including, without limit, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 USC 9601 et seq.), the Resource Conservation and Recovery Act, as amended (42 USC 6901 et seq.), and the Michigan Environmental Response Act, as amended (MCL 299.601 et seq.).

      1.4 "Hazardous Materials" means each and all of the following: hazardous materials and/or substances as defined in any Environmental Law, petroleum, petroleum by-products, natural gas, flammable explosives, radioactive materials, and toxic materials.

      1.5 "Proceeds" has the meaning assigned it in Article 9 of the Uniform Commercial Code, as of the date of this Agreement, and also includes, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

      1.6 "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended.

      1.7 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as of the date of this Agreement.

2. Warranties, Covenants and Agreements. Debtor warrants, covenants and agrees as follows:

      2.1 Bank at its option may disburse loan proceeds directly to the seller of any Collateral to be acquired with proceeds of loans from Bank.

      2.2 Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

      2.3 Debtor shall (a) keep adequate records of the Collateral and other records as Bank shall determine to be appropriate; and (b) allow Bank to examine, inspect and make abstracts from, or copy any of Debtor's books and records (relating to the Collateral or otherwise and whether printed or in magnetic tape or discs or in other machine readable form).



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      2.4   At any time  and  without  notice,  the  Bank  may (a)  cause  the
            Collateral or any portion of it to be transferred to its name or to the name of its nominee or nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole
            discretion   of  the   Bank;   (c)  enter   into  any   extension,
            subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received in accordance with the provisions of this Agreement.


      2.5 The Bank may assign any of the Indebtedness and deliver all or any part of the Collateral to its assignee, who then shall have with respect to the Collateral so delivered all the rights and powers of the Bank under this Agreement, and after that the Bank shall be fully discharged from all liability and responsibility with respect to the Collateral so delivered.

      2.6 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of

            (a)   the ultimate sale or exchange thereof, or

            (b)   presentation,   collection,   renewal,  or  registration  of
                  transfer thereof, or

            (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing therewith preliminary to sale or exchange, such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest therein or in the proceeds or products thereof unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and forthwith delivered to Bank for application on the Indebtedness. Bank may (if, in its sole discretion, it elects to do so) deliver the Collateral or any part of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from any and all liability or responsibility for such Collateral.

      2.7 Debtor acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Indebtedness.



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      2.8   Debtor  shall at the  request of Bank (a) mark its records and the
            Collateral to clearly indicate the security interest of Bank under this Agreement, and (b) deliver to Bank all accounting and other records pertaining to, and all writings evidencing, the Collateral or any portion of it, together with all books, records and documents of Debtor related to it in whatever form kept by Debtor, whether printed or in magnetic tape or discs or in other machine readable form or otherwise, and all forms, programs, software and other materials and instructions necessary or useful to Bank, to monitor the Collateral or enforce its rights under this Agreement.


      2.9 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and there are no financing statements on file, other than in favor of Bank; and (c) Debtor acquired its rights in the Collateral in the ordinary course of its business.

      2.10 Debtor will keep the Collateral free at all times from any and all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit or suffer to be sold, transferred or leased, any or all of the Collateral. Bank or its agents or attorneys may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

      2.11 Debtor shall take or cause to be taken and execute or cause to be executed all financing statements, endorsements, assignments and other writings requested by Bank to establish, maintain, reinstate, and/or continue the perfected and first priority status of the security interest of Bank in the Collateral or to implement or further effectuate the terms or purpose of this Agreement, although the failure of the Debtor to do so shall not affect in any way Bank's perfected and first priority security interest in the Collateral, and will on demand pay all costs and expenses of filing and recording, including the costs of any record searches, deemed necessary by Bank from time to time, to establish or determine the validity and the priority of Bank's security interest. Debtor further makes, constitutes and appoints Bank its true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of this Agreement, including, without limitation, the signing of financing statements, endorsing of instruments, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Collateral. Such appointment shall be deemed irrevocable and coupled with an interest.



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      2.12  Debtor  will pay  promptly  and  within  the time that they can be paid without interest or penalty all taxes, assessments and similar imposts and charges which at any time are or may become a lien, charge, or encumbrance upon any of the Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest default rate which could be charged by Bank to Debtor on any Indebtedness.


      2.13 If at any time the outstanding principal balance of the Indebtedness exceeds 50% of the value of the Collateral, as such value is determined from time to time in the sole, but reasonable discretion of Bank (herein called the "Margin Requirement"), Debtor shall, upon five (5) days prior written notice from Bank, pay or cause to be paid to Bank an amount sufficient to reduce the Indebtedness such that the remaining principal outstanding thereunder is equal to or less than the Margin Requirement. Bank shall apply payments made under this paragraph in payment of the Indebtedness in such order and manner of application as Bank in its sole discretion elects. In the alternative, Debtor may provide or cause to be provided to Bank additional collateral in the form of cash or other property acceptable to Bank and with a value, as determined by Bank, that when added to the Collateral will constitute compliance with the Margin Requirement.

      2.14 If any of the Collateral (or any records concerning the Collateral) is located or kept by Debtor on leased premises, Debtor will: (a) provide a complete and correct copy of all applicable leases to Bank, (b) furnish or cause to be furnished to Bank from each landlord under such leases a lessor's acknowledgment and subordination in form satisfactory to Bank authorizing, on Default, Bank's entry on such premises to enforce its rights and remedies under this Agreement and (c) comply with all such leases. Debtor's rights under all such leases shall further be part of the Collateral, and included in the security interest granted to Bank hereunder.



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      2.15  Debtor  agrees  to  reimburse  Bank upon  demand  for all fees and
            expenses   incurred   by  Bank  (a)  in  seeking  to  collect  the
            Indebtedness or any part of it (through formal or informal collection actions, workouts or otherwise), in defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Debtor; (b) in connection with any proceeding (including, without limit, bankruptcy, insolvency, administrative, appellate, or probate proceedings or any lawsuit) in which Bank at any time is involved as a result of any lending relationship or other financial accommodation involving Bank and Debtor; or (c) incurred by Bank during the continuance of an Event of Default, which fees and expenses relate to or would not have been incurred but for any lending relationship or other financial accommodation involving Bank and Debtor. The fees and expenses include, without limit, court costs, legal expenses, reasonable attorneys' fees, paralegal fees, internal transfer charges for in-house attorneys and paralegals and other services, and audit expenses.


      2.16 Debtor at all times shall be in strict compliance with all applicable laws.

      2.17 (a) Debtor is and shall be in strict compliance with all Environmental Laws. There are not and will not be Hazardous Materials on, in or under any real or personal property ("Property") now or at any time owned, occupied, or operated by Debtor which in any manner violates any Environmental Law or which could be subject to remediation pursuant to any Environmental Law. Debtor has not disposed of, manufactured, treated, stored, handled, used, transported, or generated Hazardous Materials, and shall not in the future do any of the above acts in violation of any Environmental Law.

            (b) Debtor shall promptly conduct all investigations, testing, removal and other actions necessary to clean up and remove all Hazardous Materials on or affecting the Property in accordance with all Environmental Laws. These actions will not be deemed to cure any breach of this Section.

            (c) Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and reasonable attorneys' fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any Environmental Law or of any remediation relating to the Property required by any Environmental Law.

            (d) Upon ten days notice to Debtor (except in an emergency or where not practical under applicable law), Bank may (but is not obligated to) enter on the Property or take such other actions as it deems appropriate to inspect, test for, clean up, remove, minimize the impact of, or advise governmental agencies of the possible existence of any Hazardous Materials upon Bank's receipt of any notice from any source asserting the existence of any Hazardous Materials in violation of Environmental Laws. All costs and expenses so incurred by Bank, including without limit consultant fees, legal expenses and reasonable attorneys' fees, shall be payable by Debtor upon demand, together with interest at the highest default rate which could be charged by Bank to Debtor on any Indebtedness.

            (e) The provisions of this section shall survive the repayment of the Indebtedness, the satisfaction of all other obligations of Debtor to Bank, the discharge or termination by Bank of any lien or security interest from Debtor, and the foreclosure of or exercise of rights as to any Collateral.


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      2.18  Debtor  acknowledges  and agrees that if any Guaranty is executed by the Debtor in connection with or related to this Agreement, all waivers contained in that Guaranty shall be and are incorporated by reference into this Agreement.


3.    Collection of Proceeds.

      3.1 Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to hold in trust for Bank all payments received in connection with the Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a mortgage, lien or security interest which Debtor now has or may later acquire regarding the Collateral. Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary and, from and after this direction, Debtor agrees to fully and promptly cooperate and assist Bank (or any other person as Bank shall designate) in the collection and enforcement of all Collateral. Immediately upon notice to such effect to Debtor by Bank and at all times after that, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received by Debtor on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and
            (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests.

      3.2 Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any Collateral, checks, or other items which are received in payment of any Collateral, and to do any and all things necessary in order to reduce these items to money.

      3.3 Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to Debtor's Property in Possession of Bank.



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      3.4   For the  purpose  of  calculating  interest  on the  Indebtedness,
            Debtor  understands  that Bank  imposes a minimum one business day
            delay  in  crediting   payments   received  by  Bank  against  the
            Indebtedness to allow time for collection and Debtor agrees that Bank may, at Bank's option, make such credits only when payments are actually collected by Bank in immediately available funds. Any credit of payment by Bank prior to receipt by Bank of immediately available funds is conditional upon Bank's receipt of those funds. For the purpose of calculating the principal amount which Debtor may request to borrow from Bank under any borrowing arrangements with Bank, Debtor understands that Bank may, at Bank's option, use a method different from that used for the purpose of calculating interest.


4.    Defaults, Enforcement and Application of Proceeds.

      4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

            (a) Any failure or neglect to comply with, or breach of, any of the terms, provisions, warranties or covenants of this Agreement, or any other agreement or commitment between Debtor or any guarantor of any of the Indebtedness ("guarantor") and Bank; or

            (b) Any failure to pay the Indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

            (c) Any warranty, representation, financial statement or other information made, given or furnished to Bank by or on behalf of Debtor or any guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

            (d) Any loss, theft, substantial damage or destruction to or of any of the Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any of the Collateral or of any other judicial process of, upon or in respect of Debtor or any guarantor or any of the Collateral; or

            (e) Sale or other disposition by Debtor or guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Debtor or any guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure or assignment for the benefit of creditors of or by Debtor or any guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Debtor or any guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Debtor or any guarantor; or

            (f) Any termination or notice of termination of any guaranty of collection or payment of, or any breach, termination or notice of termination of any subordination agreement, pledge, or collateral assignment relating to, all or any part of the Indebtedness; or

            (g) Any failure by Debtor or any guarantor to pay when due any of its indebtedness (other than to Bank) or in the observance or performance of any term, covenant or condition in any agreement evidencing, securing or relating to that indebtedness; or


            (h) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal or waste of the Collateral.

      4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any one or more of the following rights and remedies:

            (a) exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

            (b) institute legal proceedings to foreclose upon and against the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any of the Collateral or the proceeds of any sale of it;

            (c)   institute  legal   proceedings  for  the  sale,   under  the
                  judgment or decree of any court of competent jurisdiction, of any or all of the Collateral; and/or

            (d) personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where the Collateral or any part of it may then be located, and take possession of all or any part of it and/or render it unusable; and without being responsible for loss or damage to such Collateral,



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                     (i)      hold,  store, and keep idle, or lease,  operate,
                              remove or otherwise use or permit the use of the Collateral or any part of it, for that time and upon those terms as Bank, in its sole
                              discretion,   deems   to  be  in  its  own  best
                              interest, and demand, collect and retain all resulting earnings and other sums due and to become due from any party, accounting only for net earnings, if any (unless the Collateral is retained in satisfaction of the Indebtedness, in which case no accounting will be necessary), arising from that use (which net earnings may
                              be  applied   against  the   Indebtedness)   and
                              charging against all receipts from the use of the Collateral or from its sale, by court
                              proceedings  or  pursuant  to  subsection   (ii)
                              below,  all  other  costs,  expenses,   charges,
                              damages and other losses resulting from that use; and/or


                    (ii) sell, lease, dispose of, or cause to be sold, leased or disposed of, all or any part of the Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

                  At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of the Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any of the Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any of the Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral.

      4.3 Debtor shall (at any time) at the request of Bank, notify the obligors of the security interest of Bank in any Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any obligor and may take control of any proceeds to which it may be entitled under this Agreement.

      4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand.


      4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law for the collection of any or all of the Indebtedness or for the recovery of any other sum to which Bank may be or become entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Debtor and Bank, nor shall anything in this Agreement modify the terms of any Indebtedness owing to Bank on a demand basis.

      4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

      4.7 Debtor irrevocably appoints Bank or any employee or agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor:

            (a) to demand, receive, sue for and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

            (b) with respect to any Collateral, to assent to any or all extensions or postponements of the time of its payment or any other indulgence in connection with it, to the substitution, exchange, or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments on it and the settlement, compromise or adjustment of it, all in a manner and at times as Bank shall deem advisable;

            (c) to make all necessary transfers of all or any part of the Collateral in connection with any sale, lease or other disposition made pursuant to this Agreement;


            (d)   to  adjust  and   compromise   any  insurance  loss  on  the
                  Collateral and to endorse checks or drafts payable to Debtor in connection with the insurance;

            (e) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any sale, lease or other disposition of the Collateral. Debtor ratifies and confirms all that its said attorney (or any substitute) shall lawfully do under this Agreement. Nevertheless, if requested by Bank or a purchaser or lessee, Debtor shall ratify and confirm any sale, lease or other disposition by executing and delivering to Bank or the purchaser or lessee all proper bills of sale, assignments, releases, leases and other instruments as may be designated in any request; and

            (f) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect or continue the security interests granted in this Agreement.

      4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

5.    Miscellaneous.

      5.1 This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Michigan.

      5.2 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.17 of this Agreement shall survive termination. Until terminated, the security interest created by this Agreement shall continue in full force and effect and shall secure and be applicable to all advances now or later made by Bank to Debtor, whether or not Debtor is indebted to Bank immediately prior to the time of any advance, and to all other Indebtedness.

      5.3 Notwithstanding any prior revocation, termination, surrender or discharge of this Agreement, the effectiveness of this Agreement shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement shall be enforceable against Debtor as if the returned, disgorged or rescinded payment or credit had not been received or given, whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of Hazardous Materials on, in or about, any Property given as
            Collateral  to  the  Bank  whether  this  condition  is  known  or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such Property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which case this Agreement shall be enforceable to the extent of all liability, costs and expenses (including without limit reasonable attorney fees) incurred by the Bank as the direct or indirect result of any environmental condition or Hazardous Materials. In the event of continuation or reinstatement of this Agreement, Debtor agree(s) upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation. If Debtor does not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) to execute and deliver such documents in the name and on behalf of Debtor.


      5.4 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors and assigns of Debtor.

      5.5 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

      5.6 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone.

      5.7 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

      5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to it at least five days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service. The mailing shall be registered, certified, or first class mail.


      5.9 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

      5.10 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement.

      5.11 The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement.

      5.12 No waiver, consent, modification or change of the terms of this Agreement shall bind the Debtor or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

      5.13 This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement.

      5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

6. Statement of Business Name, Residence and Location of Collateral. Debtor warrants, covenants and agrees as follows:

      6.1 Debtor's chief executive office is located in the County of Oakland.

            Mailing   Address:   7001  Orchard  Lake  Road,  Suite  424,  West
            Bloomfield, MI 48322-3608

            This location is (check one box):   |_| Owned   |X| Leased  by
the Debtor.


      6.2   If Debtor is an individual or sole proprietor,  Debtor's residence
            (if   any)   is    located    in   the    County    of    ________
            --------------------.

            Mailing Address:__________________________________________.
                                 No. and Street   City   State   Zip Code

      6.3   Any  other  place of  business  and/or  residence  of  Debtor  are
            indicated                below:___________________________________
            -------------------------------------------------------
            ------------------------------------------------------.

      6.4 Debtor's correct legal name is set forth at the end of this Agreement. During the past five years, Debtor has not conducted business under any other name except as set forth in any appropriately labeled schedule attached to this Agreement.

      6.5 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the address indicated in Section 6.2 above.

      6.6   _____________________________________________________________.
            No.    and         Street           City     State   Zip Code

      6.7 Debtor will give Bank not less than ninety (90) days prior written notice of all contemplated changes in Debtor's name, identity, corporate structure, and/or any of the above addresses, but the giving of this notice shall not cure any default caused by this change.

7.    Jury Waiver.

      7.1 DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

8.    Special Provisions Applicable to this Agreement.  (None, if left blank)

Dated and delivered on:

July 30, 1997                                   ENERCORP, INC.

at Detroit, Michigan
                                          By:___________________________

                                           Its:_________________________

                                          By:___________________________

                                           Its:_________________________